Inventories, net (Details) - USD ($) $ in Thousands	Mar. 31, 2018	Mar. 31, 2017
Inventories Details
Raw materials	$ 275	$ 442
Work in progress	237	317
Finished goods	500	259
Total	$ 1,012	$ 1,018